Exhibit 10.7

AMENDMENT
TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of February 20, 2015 (the “Amendment Effective Date”), is among COMSTOCK RESOURCES, INC. (the “Borrower”), the financial institutions party hereto as lenders, and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

PRELIMINARY STATEMENT

A.The Borrower, the Administrative Agent, the Lenders and certain other parties have entered into that certain Fourth Amended and Restated Credit Agreement dated as of November 22, 2013, (as amended, restated, modified or supplemented from time to time until the date hereof, the “Credit Agreement”).

B.The Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in order to revise the leverage ratio set forth in Section 7.13(a) subject to certain conditions more particularly set forth herein.

C.Subject to the terms and conditions of this Amendment, the Lenders, the Administrative Agent have entered into this Amendment in order to effectuate such amendments and modifications to the Credit Agreement, as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

Section 1.Definitions.  Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2.Amendment of Credit Agreement.  Section 7.13(a) of the Credit Agreement is hereby amended in its entirety to provide as follows:

“(a)  Leverage Ratio.  Permit or suffer the ratio of (i) Total Debt to (ii) EBITDAX, as of the last day of any period of four consecutive fiscal quarters ending on March 31, June 30, September 30 and December 31 of each calendar year, to be greater than (x) 5.00 to 1.00 through December 31, 2015 and (y) thereafter, 4.00 to 1.00”.

Section 3.Ratification.  The Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended or waived hereby) and the other Loan Documents, and, in particular, affirms that the terms of the Security Documents secure, and will continue to secure, all Obligations, after giving effect to this Amendment.

Section 4.Effectiveness.  This Amendment shall become effective on the Amendment Effective Date upon satisfaction of all of the conditions set forth in this Section 4:

(a)The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent and the Majority Lenders;

(b)The Borrower shall have made payment of all fees and expenses due and owing under the Credit Agreement and under any separate fee agreement entered into by the parties pursuant to Section 2.10 of the Credit Agreement;

(c)The Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this

Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement (as amended hereby) and each other Loan Document constitute valid and legally binding agreements enforceable against the Borrower and each other Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties by the Borrower and the other Loan Parties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

Section 5.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 6.Miscellaneous.  (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Amendment”, “this Note”, “this Mortgage”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents and except as otherwise modified by the terms hereof, the Credit Agreement and such other Loan Documents shall remain in full force and effect; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7.Final Agreement.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Fourth Amended and Restated Credit Agreement to be executed by its officer(s) thereunto duly authorized as of the date first above written.

BORROWER:

COMSTOCK RESOURCES, INC.,
a Nevada corporation

By:	/s/ Roland O. Burns
Name:	Roland O. Burns
Title:	President and Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF MONTREAL, as Administrative Agent and Issuing Bank and Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Raza Jafferi
Name:	Raza Jafferi
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Elizabeth Schorman
Name:	Elizabeth Schorman
Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ Brandon M. White
Name:	Brandon M. White
Title:	Vice President

MUFG UNION BANK, N.A., (f/k/a UNION BANK, N.A.), as a Lender

By:	/s/ Rachel Bowman
Name:	Rachel Bowman
Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/ Michael Kutcher
Name:	Michael Kutcher
Title:	Assistant Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Ryan K. Michael
Name:	Ryan K. Michael
Title:	Senior Vice President

ONEWEST BANK, N.A., as a Lender

By:	/s/ Whitney Randolph
Name:	Whitney Randolph
Title:	Senior Vice President

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

By:	/s/ U. Zutshi
Name:	U. Zutshi
Title:

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Marie Fernandes
Name:	Marie Fernandes
Title:	Authorized Signatory

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nancy M. Mak
Name:	Nancy M. Mak
Title:	Senior Vice President

ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Amendment to Fourth Amended and Restated Credit Agreement dated as of February 20, 2015 (the “Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party and affirms that the terms of its respective Guaranty guarantees, and will continue to guarantee, the Obligations, after giving effect to the Amendment, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Amendment.

COMSTOCK OIL & GAS HOLDINGS, INC. COMSTOCK OIL & GAS - LOUISIANA, LLC COMSTOCK OIL & GAS GP, LLC,
By Comstock Resources, Inc., its sole member
COMSTOCK OIL & GAS, LP,

By Comstock Oil & Gas GP, LLC,
its general partner,

By Comstock Resources, Inc., its sole member

By:	/s/ Roland O. Burns
Name:	Roland O. Burns
Title:	Chief Financial Officer

COMSTOCK OIL & GAS INVESTMENTS, LLC

By:	/s/ Roland O. Burns
Name:	Roland O. Burns
Title:	Manager